SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                               _________________

                                   FORM 8-K


                                CURRENT REPORT



                    PURSUANT TO SECTION 13 OR 15(d) of the
                        SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported):    May 27, 1997



                           STORER COMMUNICATIONS, INC.
            (Exact name of registrant as specified in its charter)


Delaware                         1-3872                59-2638096
(State or other             (Commission file         (IRS employer
jurisdiction of                   number)            identification
incorporation)                                        no.)



            1500 Market Street, Philadelphia, PA             19102
           (Address of principal executive offices)      (Zip Code)




       Registrant's telephone number, including area code (215) 665-1700


ITEM 5. OTHER EVENTS.


       On May 27, 1997, Comcast Corporation announced that its wholly owned subsidiary, Storer Communications, Inc. has elected to redeem all of its outstanding 10% Subordinated Debentures Due May 15, 2003 (the "Debentures").

       Attached hereto as Exhibit (1) is a copy of the Press Release from Comcast Corporation issued in connection with the announcement of the redemption of the Debentures.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (b)  Exhibits.

      (1)  Press Release dated May 27, 1997 from Comcast Corporation.


                                   SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: May 30, 1997 STORER COMMUNICATIONS, INC.



                                        By: /s/ Joseph J. Euteneuer
                                           ------------------------
                                                Joseph J. Euteneuer
                                                   Vice President



                                 EXHIBIT INDEX


Exhibit No.        Exhibit                                             Page

      (1)        Comcast Corporation Press Release dated May 27, 1997.    1